                                                                   EXHIBIT 10.21

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT") is made as of this 9th day of December, 2003 by and among:

         Fleet Retail Group, Inc. (formerly known as Fleet Retail Finance Inc.) (the "AGENT"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, for the Revolving Credit Lenders party to the Agreement (defined below), and

         The CIT Group/Business Credit, Inc. (the "CO-AGENT"), a New York corporation with offices at 5420 LBJ Freeway (Suite 200), Dallas, Texas, and

         The Revolving Credit Lenders party to the Agreement, and

         Hastings Entertainment, Inc. (the "BORROWER"), a Texas corporation with its principal executive offices at 3601 Plains Boulevard, Amarillo, Texas 79102 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on August 29, 2000, the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower entered in a certain Loan and Security Agreement which was amended pursuant to a certain First Amendment to Loan and Security Agreement dated August 23, 2002 (as amended and in effect, the "AGREEMENT"); and

         WHEREAS, the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower desire to modify certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

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                  (a)      The definition of "Base Margin" is hereby deleted in
                           its entirety, and the following substituted in its stead:

                           "BASE MARGIN": Shall mean as of November 1, 2003 through January 31, 2004, one half (.5%) percent (notwithstanding that Average Availability requirements for another Level may have been satisfied). Thereafter, commencing February 1, 2004, and on the first day of each fiscal quarter the Base Margin shall be the following percentages based upon the following criteria:

LEVEL         AVERAGE AVAILABILITY        BASE MARGIN
-----------------------------------------------------
 I          Greater than $25,000,000         0.00%
-------------------------------------------------
II       Greater than $ 15,000,000 and        .25%
             less than or equal to
                  $25,000,000
-------------------------------------------------
III          less than or equal to             .5%
                  $15,000,000
-------------------------------------------------

                           On the first day of each fiscal quarter, the Base Margin shall be adjusted based upon the Borrower's aggregate daily Average Availability for the immediately preceding quarter divided by the total number of days in such immediately preceding fiscal quarter. Provided, however, upon the occurrence of an Event of Default, the Base Margin shall be immediately increased to the percentage set forth in Level III above (even if the Average Availability requirements for another Level have been met), and interest shall be determined in the manner set forth in Section 2-11 (f).

                  (b) The definition of "Libor Margin" is hereby deleted in its entirety, and the following substituted in its stead:

                           "LIBOR MARGIN": Shall mean as of November 1, 2003
                                    through January 31, 2004, two and one
                                    quarter (2.25%) percent (notwithstanding that Average Availability requirements for another Level may have been satisfied). Thereafter, commencing February 1, 2004, and on the first day of each fiscal quarter the Libor Margin shall be the following percentages based upon the following criteria:

LEVEL           AVERAGE AVAILABILITY          LIBOR MARGIN
----------------------------------------------------------
   I          Greater than $25,000,000            1.75%
------------------------------------------------------
  II      Greater than $15,000,000 and less
            than or equal to $25.000,000          2.00%
------------------------------------------------------
  III     less than or equal to $15,000,000       2.25%
------------------------------------------------------

                           On the first day of each fiscal quarter, the Libor Margin shall be adjusted based upon the Borrower's aggregate daily Average Availability for the immediately preceding fiscal quarter divided by the total number of days in such immediately preceding fiscal quarter. Provided, however, upon the occurrence of an Event of Default, the Libor Margin shall be immediately

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

                           increased to the percentage set forth in Level III above (even if the Average Availability requirements for another Level have been met), and interest shall be determined in the manner set forth in Section 2-11
                           (f).

                  (c) The definition of "Maturity Date" is hereby deleted in its entirety, and the following substituted in its stead:

                           August 29, 2007

         3. Amendments to Article 2. The provisions of Article 2 are hereby amended as follows:

                  (a) Section 2-15 of the Agreement is hereby deleted in its entirety, and the following substituted in its stead:

                           EARLY TERMINATION FEE. In the event that the Termination Date occurs, for any reason (other than an account of a refinancing provided by the Agent or an affiliate of the Agent), prior to December 9, 2004, the Borrower shall pay to the Agent, for the benefit of the Revolving Credit Lenders, the "REVOLVING CREDIT EARLY TERMINATION FEE" (so referred to herein) equal to one percent of the Revolving Credit Ceiling.

         4. Amendment Fee. As compensation for the commitments of the Revolving Credit Lenders to enter into this Second Amendment with the Borrower and to continue to make loans and advances to the Borrower and as compensation for such Revolving Credit Lenders' respective maintenance of sufficient funds available for such purpose, such Revolving Credit Lenders have earned an Amendment Fee (the "AMENDMENT FEE") in the amount of $160,000.00 which shall be due and payable upon the execution of this Second Amendment by the Borrower. The Amendment Fee shall be deemed fully earned upon the execution hereof and shall not be subject to refund or rebate under any circumstances.

         5. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and hereby represents that no Events of Default exist under the Loan Documents. The Borrower further ratifies and confirms that any and all Collateral previously granted to the Agent for the ratable benefit of the Revolving Credit Lenders continues to secure the existing Liabilities as well as the Liabilities as amended hereby, and any future Liabilities.

         6. Conditions to Effectiveness. This Second Amendment shall be become effective upon the satisfaction of the following conditions precedent:

                  (a) This Second Amendment shall have been duly executed and delivered by each of the Borrower, the Revolving Credit Lenders and the Agent and shall be in full force and effect.

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

                  (b) The Borrower shall have paid to the Agent the Amendment Fee.

                  (c) The Borrower shall have delivered to the Agent its Secretary's Certificate with certified copies of (i) Incumbency Certificate; (ii) Specimen Signatures; and
                           (iii) Resolutions.

                  (d) All proceedings in connection with the transactions contemplated by this Second Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request. Further, the Borrower shall have delivered to the Agent such additional documents which the Agent may reasonably request, including, without limitation, a ratification by each guarantor of their respective guaranties.

                  (e) The Borrower shall have paid all reasonable costs and expenses of the Agent including, without limitation, all attorneys' fees and expenses incurred by the Agent in connection with the Agreement, the Loan Documents, and the preparation, negotiation and execution of this Second Amendment.

         7.       Miscellaneous.

                           (a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

                           (d) The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                           (e) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection

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                  with this Second Amendment and is not relying on any
                  representations or warranties of any Revolving Credit Lender or the Agent or their respective counsel in entering into this Second Amendment.

                           (f) The Borrower acknowledges and agrees that the Borrower does not have any claims, counterclaims, offsets, or defenses against any Revolving Credit Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the Revolving Credit Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Revolving Credit Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.

                  [remainder of page left intentionally blank]

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        IN WITNESS WHEREOF, the parties have hereunto caused this Second
Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                       HASTINGS ENTERTAINMENT, INC.
                                       ("Borrower")

                                       BY: /s/ Dan Crow
                                           -------------------------------------

                                       Name : Dan Crow

                                       Title: CFO

                                       FLEET RETAIL GROUP, INC.
                                       ("Agent")

                                       BY: /s/ Keith Vercauteren
                                           -------------------------------------

                                       Name: Keith Vercauteren

                                       Title: Vice President

                                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                       ("Co-Agent")

                                       BY: /s/ Mike Richman
                                           -------------------------------------

                                       Name: Mike Richman

                                       Title: Vice President

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

                                       The "Revolving Credit Lenders"

                                       FLEET RETAIL GROUP, INC.

                                       By: /s/ Keith Vercauteren
                                           -------------------------------------

                                       Name: Keith Vercauteren

                                       Title: Vice President

                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By: /s/ Mike Richman
                                           -------------------------------------

                                       Name: Mike Richman

                                       Title: Vice President

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